UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Managed Account Series

    Global SmallCap Portfolio

    Mid Cap Value Opportunities Portfolio

    BlackRock U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2013

Date of reporting period: 10/31/2012

Item 1 – Report to Stockholders

October 31, 2012

Semi-Annual Report (Unaudited)

Managed Account Series

▶	BlackRock U.S. Mortgage Portfolio

▶	Global SmallCap Portfolio

▶	Mid Cap Value Opportunities Portfolio

Not FDIC Insured    No Bank Guarantee    May Lose Value

2	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	2.16%	15.21%
US small cap equities (Russell 2000® Index)	0.95	12.08
International equities (MSCI Europe, Australasia, Far East Index)	2.12	4.61
Emerging market equities (MSCI Emerging Markets Index)	(1.25)	2.63
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.49	7.46
US investment grade bonds (Barclays US Aggregate Bond Index)	2.75	5.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.65	9.57
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.24	13.58
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2012	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Portfolio”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended October 31, 2012, the Portfolio outperformed its benchmark, the Barclays US Mortgage-Backed Securities (“MBS”) Index.

What factors influenced performance?

•

The largest contributor to performance was the Portfolio’s exposure to non-agency residential MBS, which are not represented in the benchmark index. During the period, the non-agency residential MBS sector benefited from the stabilization of home prices and US Federal Reserve policy actions that effectively lowered mortgage rates and increased the availability of credit. The sector was also supported by stronger demand for yield in the low-rate environment. Exposure to commercial mortgage-backed securities (“CMBS”) also contributed positively to returns. Within agency MBS, tactical management of coupon exposure around prepayment expectations added to performance.

•

Relative to the benchmark index, the Portfolio’s short duration position (lower sensitivity to interest rate movements) during the second quarter of 2012 detracted modestly from performance as interest rates fell. Concurrently, the Portfolio’s preference for 15-year issues versus 30-year issues to protect against prepayment risk had a slightly negative impact as 30-year issues outperformed. Finally, hedging strategies to protect the Portfolio’s non-agency residential MBS positions slightly detracted from returns for the period.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio actively traded exposures within the agency MBS space around prepayment expectations. At the beginning of the period, the Portfolio was overweight in high- and low-coupon issues and underweight in middle coupons. As refinancing and prepayment activity increased, the Portfolio tactically traded exposures within low and middle coupons to take advantage of buying opportunities in certain segments that had cheapened significantly. The Portfolio also tactically positioned its holdings around expectations for additional monetary stimulus from the US Federal Reserve. Following their strong performance earlier in the period, the Portfolio reduced exposure to interest only (“IO”) mortgage securities. With respect to spread sectors, the Portfolio reduced exposure to non-agency residential MBS after their strong performance early in the period, and increased exposure to CMBS.

Describe portfolio positioning at period end.

•

As of period end, the Portfolio continued to actively manage its agency MBS allocations with careful consideration of prepayment expectations and the potential impact that increased prepayment activity may have on select issues as borrowers take advantage of historically low mortgage rates. As a result, the Portfolio held overweights and underweights in select issues within low and middle coupons. The Portfolio maintained an overweight to very high-coupon agency MBS as they remained attractive given the expectation that underlying borrowers in this space are less likely to refinance. In spread sectors, the Portfolio’s non-agency MBS exposure remained limited given anticipated improvement in valuations, while the Portfolio continued to hold higher-quality, very liquid, high carry (income) issues within CMBS.

•	The Portfolio ended the period with a short duration bias versus the Barclays US MBS Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	90%
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	5

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	94%
A	1
CCC/Caa	3
CC/Ca	1
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations that are deemed AAA/Aaa by the investment advisor.

4	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs, and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Portfolio invests primarily in mortgage-related securities.
[3]	This unmanaged index includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.
[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2012

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.92%	3.63%	8.99%	N/A	8.47%	N/A	7.19%	N/A
Investor A	1.56	3.48	8.71	4.36%	8.15	7.27%	6.88	6.28%
Investor C	0.90	3.19	8.00	7.00	7.37	7.37	6.11	6.11
Barclays US Mortgage-Backed Securities Index	—	1.39	3.54	N/A	6.10	N/A	5.71	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10.
[6]	The Portfolio commenced operations on July 29, 2005.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual Including Interest Expense and Fees			Hypothetical[8] Including Interest Expense and Fees
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.30	$3.28	$1,000.00	$1,021.98	$3.26	0.64%
Investor A	$1,000.00	$1,034.80	$4.72	$1,000.00	$1,020.57	$4.69	0.92%
Investor C	$1,000.00	$1,031.90	$8.50	$1,000.00	$1,016.84	$8.44	1.66%
	Actual Excluding Interest Expense and Fees			Hypothetical[8] Excluding Interest Expense and Fees
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.30	$3.23	$1,000.00	$1,022.03	$3.21	0.63%
Investor A	$1,000.00	$1,034.80	$4.62	$1,000.00	$1,020.67	$4.58	0.90%
Investor C	$1,000.00	$1,031.90	$8.45	$1,000.00	$1,016.89	$8.39	1.65%

[7]

For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	5

Fund Summary as of October 31, 2012	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Portfolio perform?

•

Effective October 1, 2012, the Portfolio changed its benchmark from the MSCI World Small Cap Index to the MSCI All Country World Small Cap Index. Portfolio management believes the MSCI All Country World Small Cap Index more accurately reflects the investment strategy of the Portfolio.

•

For the six-month period ended October 31, 2012, the Portfolio posted a negative return and underperformed the MSCI All Country World Small Cap Index and the former benchmark, the MSCI World Small Cap Index, as well as the MSCI World Index. Shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of the broader separately managed account. Comparisons of the Portfolio’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI World Small Cap Index through September 30, 2012 and the MSCI All Country World Small Cap Index for the remainder of the period.

What factors influenced performance?

•

The combination of stock selection and industry allocation decisions within the information technology (“IT”) sector detracted from the Portfolio’s performance during the period as holdings in the internet software, communications equipment and semiconductors industries posted negative results. Stock selection within industrials was a hindrance, most notably among holdings in the aerospace & defense, transportation infrastructure and electrical equipment industries. In financials, stock selection and an underweight in real estate investment trusts negatively impacted returns. Exposure to independent power producers within the utilities sector hurt results. Finally, stock selection among health care equipment & supplies companies within the health care sector detracted from performance.

•

Conversely, stock selection within the consumer discretionary sector contributed positively to the Portfolio’s performance as holdings in the auto components and textiles, apparel & luxury goods industries generated positive results. Stock selection among oil and gas companies enhanced performance in the energy sector.

Describe recent portfolio activity.

•

During the six-month period, the Portfolio increased exposure to machinery and professional services within the industrials sector, as well as specialty retailers and luxury goods within consumer discretionary and software stocks within IT. The Portfolio also increased its weightings in fuel companies in the energy sector, biotechnology stocks in health care and electric utilities names within the utilities sector. Also during the period, the Portfolio reduced exposure to the materials sector, especially within chemicals. In financials, the Portfolio decreased exposure to thrifts, diversified financial services and insurance names. The Portfolio also reduced its food products holdings in consumer staples.

Describe portfolio positioning at period end.

•

At the end of the period, the Portfolio was overweight relative to the MSCI All Country World Small Cap Index in energy, health care and IT, and underweight in the financials, materials, consumer staples, telecommunications services, consumer discretionary, industrials and utilities sectors. From a geographic perspective, the Portfolio was overweight to continental Europe while underweight to Asia and the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Africa Oil Corp.	3%
Polarcus Ltd.	1
Aeon Credit Service Co. Ltd.	1
Eurofins Scientific SA	1
LKQ Corp.	1
Aryzta AG	1
Topdanmark A/S	1
Ryanair Holdings Plc — ADR	1
Pandora A/S	1
Western Alliance Bancorp	1

Geographic Allocation	Percent of Long-Term Investments
United States	48%
United Kingdom	9
Canada	7
Japan	6
Germany	3
Denmark	3
France	3
Switzerland	2
India	2
Singapore	2
China	2
Hong Kong	2
Other[1]	11

[1] Other includes a 1% or less investment in each of the following countries: Australia, Spain, United Arab Emirates, Bermuda, Ireland, South Korea, Belgium, Israel, Brazil, Norway, Taiwan, Argentina, Malaysia, Indonesia, Finland, Thailand, Italy, Austria, Netherlands, Greece and Portugal.

6	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.

[2]	The Portfolio invests primarily in equity securities of small cap issuers from various foreign countries and the United States.

[3]	This unmanaged market capitalization-weighted index is comprised of a representative sampling of large, medium and small capitalization companies in 24 countries, including the United States.

[4]	This unmanaged broad-based index is comprised of small capitalization companies from 24 developed markets.

[5]

This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. The Portfolio now uses this index as its benchmark rather than the MSCI World Small Cap Index because Portfolio management believes it more accurately reflects the investment strategy of the Portfolio.

[6]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2012

		Average Annual Total Returns[7]
	6-Month Total Returns	1 Year	5 Years	Since Inception[8]
Global SmallCap Portfolio	(0.46)%	8.03%	0.10%	6.49%
MSCI World Index	1.77	9.45	(2.87)	3.24
MSCI World Small Cap Index	0.14	9.22	(0.32)	4.48
MSCI All Country World Small Cap Index	0.14	8.62	(0.33)	5.51

[7]	See “About Fund Performance” on page 10.

[8]	The Portfolio commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[9]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[9]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$995.40	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[9]

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	7

Fund Summary as of October 31, 2012	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Portfolio perform?

•

For the six-month period ended October 31, 2012, the Portfolio posted a negative return and underperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of the broader separately managed account. Comparisons of the Portfolio’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

Stock selection within the industrials sector detracted from the Portfolio’s performance, particularly within the machinery, commercial services & supplies and aerospace & defense industries. Stock selection also had a negative impact on returns in the information technology (“IT”) sector, with weakness concentrated in the Portfolio’s software holdings, and in the financials sector, where holdings of real estate investment trusts were the most notable detractors. In the materials sector, positions in the chemicals and metals & mining industries hindered returns.

•

Positive contributors to performance for the period included stock selection among health care providers, while in the consumer discretionary sector, holdings of textiles, apparel & luxury good companies added to results, as did leisure names. In consumer staples, positions in food retailers, food products and household products had a positive impact on returns for the period.

Describe recent portfolio activity.

•

During the six-month period, the Portfolio increased exposure to the consumer discretionary sector, most notably within retailers. The Portfolio also added to its energy holdings. Conversely, the Portfolio reduced exposure to commercial banks within financials.

Describe portfolio positioning at period end.

•

At the end of the period, the Portfolio was overweight relative to the S&P MidCap 400® Value Index in health care, energy, consumer discretionary, IT and consumer staples, and underweight in the financials, industrials, utilities and telecommunication services sectors. The Portfolio’s exposure to the materials sector was roughly in line with the benchmark index weighting.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Omnicare, Inc.	2%
Tenet Healthcare Corp.	2
Forest City Enterprises, Inc., Class A	2
CareFusion Corp.	2
SM Energy Co.	1
NV Energy, Inc.	1
Universal Health Services, Inc., Class B	1
New York Community Bancorp, Inc.	1
Owens & Minor, Inc.	1
Dupront Fabros Technology, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Financials	22%
Consumer Discretionary	15
Information Technology	12
Industrials	12
Health Care	12
Energy	10
Materials	8
Utilities	6
Consumer Staples	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.

[2]	The Portfolio invests primarily in mid capitalization companies and follows an investing style that favors value investments.

[3]

This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2012

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year	5 Years	Since Inception[6]
Mid Cap Value Opportunities Portfolio	(1.78)%	8.73%	3.16%	6.41%
S&P MidCap 400® Value Index	0.41	14.58	2.01	4.71

[5]	See “About Fund Performance” on page 10.

[6]	The Portfolio commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Mid Cap Value Opportunities Portfolio	$1,000.00	$982.20	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[7]

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	9

About Fund Performance

•	Institutional Shares of BlackRock U.S. Mortgage Portfolio are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares of BlackRock U.S. Mortgage Portfolio are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no service fees) restated to reflect Investor A Share fees.

•

Investor C Shares of BlackRock U.S. Mortgage Portfolio are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gains distributions, if any, at net asset value (“NAV”) on the payable date for BlackRock U.S. Mortgage Portfolio and on the ex-dividend date for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ investment advisor waived all of its fees and reimbursed all direct expenses of the Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio except extraordinary expenses and a portion of its investment advisory fee for BlackRock U.S. Mortgage Portfolio. Without such waiver and reimbursement, the Portfolios’ returns would have been lower.

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2012 and held through October 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolio’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Portfolio had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Portfolio pays higher short-term interest rates whereas the Portfolio’s total portfolio earns income based on lower long-term interest rates

Furthermore, the value of the Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolio’s NAV positively or negatively in addition to the impact on the Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolio and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolio’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce income.

Derivative Financial Instruments

The Portfolios may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. A Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	11

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

AH Mortgage Advance Trust, Series SART-1, Class A1R, 2.23%, 5/10/43 (a)	$1,037	$1,041,084
American Credit Acceptance Receivables Trust, Series 2012-1, Class A1, 1.96%, 1/15/14 (a)	438	438,122
AmeriCredit Automobile Receivables Trust, Class A2, Series 2012-1, 0.91%, 10/08/15	971	974,283
Ameriquest Mortgage Securities, Inc., Series 2006-R1, Class A2C, 0.40%, 3/25/36 (b)	33	32,946
Bayview Financial Acquisition Trust, Series 2006-C, Class 2A2, 0.44%, 11/28/36 (b)	113	112,291
CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.09%, 1/15/15 (a)	214	213,780
Citigroup Mortgage Loan Trust, Inc., Series 2007-FS1, Class 2A1A, 1.21%, 10/25/37 (a)(b)	2,619	1,119,535
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (b)	659	587,096
Countrywide Asset-Backed Certificates (b):
Series 2004-6, Class 2A4, 0.66%, 11/25/34	61	58,755
Series 2006-07, Class 2A3, 0.36%, 4/25/46	953	833,123
Series 2006-13, Class 3AV2, 0.36%, 1/25/37	172	149,011
Series 2006-22, Class 2A2, 0.32%, 5/25/47	504	499,846
Series 2007-7, Class 2A2, 0.37%, 10/25/47	1,066	1,020,824
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.20%, 9/16/19 (a)	1,995	2,007,529
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB5, Class A4, 0.46%, 6/25/36 (b)	5,213	2,453,081
DT Auto Owner Trust (a):
Series 2012-1A, Class A, 1.05%, 1/15/15	314	314,489
Series 2012-2, Class A, 0.91%, 11/16/15	1,344	1,344,473
First Franklin Mortgage Loan Asset- Backed Certificates, Series 2006-FF12, Class A4, 0.35%, 9/25/36 (b)	510	400,642
GSAA Trust, Series 2006-5, Class 2A2, 0.39%, 3/25/36 (b)	847	446,490
HLSS Servicer Advance Receivables Backed Notes (a):
1.34%, 10/15/43	3,000	3,007,620
1.74%, 10/15/43	1,142	1,144,912
1.99%, 10/15/45	1,720	1,732,952
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.45%, 5/25/37 (b)	660	337,063
Morgan Stanley ABS Capital I, Series 2006-HE4, Class A4, 0.45%, 6/25/36 (b)	1,500	706,875
Santander Drive Auto Receivables Trust, Class A2, Series 2012-1, 1.25%, 4/15/15	2,111	2,120,530
Scholar Funding Trust, Series 2011-A, Class A, 1.21%, 10/28/43 (a)(b)	1,197	1,179,356
SLM Student Loan Trust (a)(b):
Series 2010-C, Class A1, 1.86%, 12/15/17	332	332,182
Series 2012-B, Class A1, 1.31%, 12/15/21	563	567,078
Series 2012-C, Class A1, 1.31%, 8/15/23	800	804,972
Soundview Home Equity Loan Trust, Series 2005-OPT3, Class A4, 0.51%, 11/25/35 (b)	362	350,844
World Financial Network Credit Card Master Trust, 3.34%, 4/17/23	700	709,011
Total Asset-Backed Securities — 12.6%		27,040,795

Corporate Bonds – 0.7%	Par (000)	Value

Diversified Financial Services — 0.7%
Tiers Trust, Series 2012-1, 2.19%, 5/12/14 (a)(b)	$1,500	$1,507,500

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 8.0%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.88%, 3/25/37 (b)	278	271,757
Banc of America Funding Corp., Series 2006-A, Class 3A2, 2.96%, 2/20/36 (b)	127	90,081
Banc of America Mortgage Securities, Inc. (b):
Series 2003-3, Class 2A1 0.76%, 5/25/18	43	40,793
Series 2005-G, Class 2A4 3.12%, 8/25/35	2,050	1,723,898
Series 2005-I, Class 2A5 3.09%, 10/25/35	917	817,509
BCAP LLC Trust, Series 2009-RR13, Class 21A1, 5.10%, 1/26/37 (a)(b)	517	534,818
Citigroup Mortgage Loan Trust, Inc., Series 2009-11, Class 6A1, 1.57%, 10/25/35 (a)(b)	97	94,171
Countrywide Alternative Loan Trust:
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	983	743,023
Series 2006-45T1, Class 2A5, 6.00%, 2/25/37	2,198	1,724,981
Series 2007-19, Class 1A4, 6.00%, 8/25/37	2,178	1,697,964
Series 2004-12CB, Class 1A1 5.00%, 7/25/19	580	605,524
Series 2005-03CB, Class 1A4 5.25%, 3/25/35	122	116,457
Series 2005-47CB, Class A2 0.71%, 10/25/35 (b)	211	134,538
Series 2006-19CB, Class A15 6.00%, 8/25/36	551	442,500
Series 2006-41CB, Class 1A3 6.00%, 1/25/37	267	226,994
Series 2007-2CB, Class 1A15 5.75%, 3/25/37	524	405,532
Series 2007-HY4, Class 4A1 5.18%, 6/25/47 (b)	219	174,495
Series 2008-2R, Class 2A1 6.00%, 8/25/37	408	286,670
Series 2008-2R, Class 3A1 6.00%, 8/25/37	485	388,148
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6 5.50%, 9/25/35	580	564,524
Series 2007-15, Class 1A29 6.25%, 9/25/37	338	311,764
Series 2007-8, Class 1A4 6.00%, 1/25/38	883	798,012
Series 2007-HY5, Class 3A1 5.73%, 9/25/37 (b)	780	678,155
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	516	480,622
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 1A1, 0.71%, 2/25/35 (b)	1,389	1,125,672
Harborview Mortgage Loan Trust, 2.92%, 8/19/36 (b)	2,015	1,447,855
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 5.37%, 3/25/37 (b)	484	395,254
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2, 5.88%, 6/25/21	140	135,599
Morgan Stanley Reremic Trust, Series 2010-R5, Class 5A, 0.47%, 1/26/37 (a)(b)	201	197,284
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 0.53%, 10/25/35 (b)	245	185,080
Wells Fargo Mortgage-Backed Securities Trust:
Series 2007-08, Class 2A2 6.00%, 7/25/37	232	229,086
Series 2007-10, Class 1A21 6.00%, 7/25/37	207	197,804

		17,266,564

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descrip tions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	EUR	Euro
	AUD	Australian Dollar	SGD	Singapore Dollar
	CAD	Canadian Dollar	USD	US Dollar

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities — 4.1%
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 1.96%, 11/15/15 (a)(b)	$3,316	$3,308,736
Citigroup Commercial Mortgage Trust, Series 2004-C1, Class A4, 5.53%, 4/15/40 (b)	345	365,667
Commercial Mortgage Pass Through Certificates, IO, 2.38%, 11/15/45 (b)	2,031	295,559
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB2, Class 3A1, 5.09%, 4/20/36 (b)	447	312,226
DBRR Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)	1,270	1,272,589
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class A4, 4.98%, 5/10/43 (b)	900	981,969
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A3, 6.06%, 7/10/38 (b)	250	249,930
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, 5.42%, 10/15/44 (b)	1,856	2,065,462

		8,852,138
Total Non-Agency Mortgage-Backed Securities — 12.1%		26,118,702

US Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities, Series 2003-9, Class EA, 4.50%, 10/25/17	233	238,180
Freddie Mac Mortgage-Backed Securities, Series 2411, Class FJ, 0.56%, 12/15/29 (b)	16	15,556
Ginnie Mae Mortgage-Backed Securities, Series 2009-122, Class PY, 6.00%, 12/20/39	745	837,441

		1,091,177
Interest Only Collateralized Mortgage Obligations — 1.6%
Fannie Mae Mortgage-Backed Securities (b):
Series 2010-41, Class JS, 6.29%, 11/25/39	1,320	121,116
Series 2012-M9, Class X1, 4.25%, 12/25/17	11,063	1,923,659
Freddie Mac Mortgage-Backed Securities (b):
Series K019, Class XI, 1.89%, 3/25/22	5,193	652,886
Series K020, Class X1, 1.61%, 5/25/22	2,751	298,333
Series K021, Class X1, 1.51%, 6/25/22	3,800	426,968

		3,422,962
Mortgage-Backed Securities — 216.8%
Fannie Mae Mortgage-Backed Securities (c):
2.50%, 11/15/27	5,200	5,442,125
3.00%, 11/15/27 - 11/15/42	17,000	17,889,845
3.50%, 2/01/27 - 11/15/42	44,205	47,098,314
4.00%, 11/15/27 - 11/15/42	27,121	29,127,888
4.50%, 7/01/24 - 11/15/42	26,303	28,475,679
5.00%, 1/01/23 - 11/15/42	52,722	57,564,587
5.50%, 12/01/15 - 11/15/42	39,652	43,542,391
6.00%, 12/01/32 - 11/15/42	14,546	16,193,514
6.50%, 7/01/37 - 11/15/42	4,289	4,873,358
Freddie Mac Mortgage-Backed Securities:
3.50%, 7/01/26	138	145,517
4.00%, 4/01/24 - 11/15/42 (c)	19,215	20,526,105
4.50%, 10/01/18 - 3/01/41	11,423	12,260,883
5.00%, 5/01/35 - 11/15/42 (c)	15,141	16,404,013
5.50%, 11/15/42 (c)	20,000	21,740,624
Ginnie Mae Mortgage-Backed Securities:
3.00%, 11/15/42 (c)	800	850,688
3.50%, 8/20/42 - 11/20/42 (c)	32,888	35,774,667
4.00%, 10/20/40 - 11/15/42 (c)	10,736	11,738,031
4.50%, 4/20/40 - 11/15/42 (c)	37,349	40,693,488
5.00%, 12/15/34 – 11/15/42 (c)(d)	30,292	33,430,040
5.50%, 7/15/38 - 12/20/41	4,558	5,042,801
6.00%, 11/15/42 (c)	6,400	7,235,000

US Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities (concluded):
6.50%, 10/15/38 - 2/20/41 (d)	$8,590	$9,881,098

		465,930,656
Total US Government Sponsored Agency Securities — 218.9%		470,444,795

US Treasury Obligations — 0.5%
US Treasury Notes, 0.63%, 9/30/17	1,025	1,021,396
Total Long-Term Investments (Cost — $522,159,113) — 244.8%		526,133,188

Short-Term Securities	Beneficial Interest (000)
SSgA Prime Money Market Fund, 0.09% (e)	6,540	6,539,539
Total Short-Term Securities (Cost — $6,539,539) — 3.0%		6,539,539

Options Purchased	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.0%
Receive a fixed rate of 1.25% and pay a floating rate based on 3-month LIBOR, Expires 10/23/13, Broker Bank of America NA	2,000	18,855
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Bank of America NA	5,050	16,712
Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, Expires 8/23/13, Broker Deutsche Bank AG	5,300	23,382
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 10/23/13, Broker Bank of America NA	2,000	18,855
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker Deutsche Bank AG	3,900	94,104

		153,053
Total Options Purchased (Cost — $297,561) — 0.1%		171,908
Total Investments Before TBA Sale Commitments and Options Written (Cost — $528,996,213) — 247.9%		532,844,635

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 11/15/27	2,600	(2,721,063)
3.00%, 11/15/27 - 11/15/42	5,900	(6,213,578)
3.50%, 11/15/27 - 11/15/42	27,405	(29,161,742)
4.00%, 11/15/27 - 11/15/42	14,470	(15,476,669)
4.50%, 11/15/27 - 11/15/42	9,800	(10,567,891)
5.00%, 11/15/42	43,690	(47,663,059)
5.50%, 11/15/42	23,600	(25,875,186)
6.00%, 11/15/42	2,900	(3,214,015)
4.00%, 11/15/42	3,800	(4,053,680)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

TBA Sale Commitments (c)	Par (000)	Value

Freddie Mac Mortgage-Backed Securities:
4.50%, 11/15/27 - 11/15/42	$5,200	$(5,559,640)
5.00%, 11/15/42	10,500	(11,361,328)
5.50%, 11/15/42	20,000	(21,740,624)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 11/15/42	16,500	(17,949,765)
4.00%, 11/15/42	8,000	(8,747,312)
4.50%, 11/15/42	9,200	(10,002,125)
5.00%, 11/15/42	26,000	(28,599,001)
5.50%, 11/15/42	600	(662,719)
6.00%, 11/15/42	3,200	(3,620,000)
6.50%, 11/15/42	1,300	(1,488,094)
Total TBA Sale Commitments (Proceeds — $254,590,938) — (118.5)%		(254,677,491)

Options Written	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — (0.4)%
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	1,200	(228,753)
Pay a fixed rate of 4.52% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	800	(201,731)
Pay a fixed rate of 5.07% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG	1,200	(327,150)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America NA	5,050	(29,021)
Pay a fixed rate of 2.15% and receive a floating rate based on 3-month LIBOR, Expires 8/26/14, Broker Deutsche Bank AG	5,300	(45,986)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 9/11/14, Broker Bank of America NA	4,300	(35,325)

		(867,966)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	1,200	—
Receive a fixed rate of 4.52% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	800	(9)
Receive a fixed rate of 5.07% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG	1,200	(1,146)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America NA	$5,050	$(44,798)
Receive a fixed rate of 1.15% and pay a floating rate based on 3-month LIBOR, Expires 8/26/14, Broker Deutsche Bank AG	5,300	(44,078)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 9/11/14, Broker Bank of America NA	4,300	(39,491)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker Deutsche Bank AG	7,800	(85,462)

		(214,984)
Total Options Written (Premiums Received — $808,977) — (0.5)%		(1,082,950)
Total Investments, Net of TBA Sale Commitments and Options Written — 128.9%		277,084,194
Liabilities in Excess of Other Assets — (28.9)%		(62,144,895)

Net Assets — 100.0%		$214,939,299

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of October 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$24,021,276	$12,369
Barclays Plc	1,514,969	8,125
BNP Paribas SA	651,656	6,094
Citigroup Inc.	(2,365,125)	8,601
Credit Suisse Group AG	(13,928,657)	(3,635)
Deutsche Bank AG	34,573,656	(3,212)
Goldman Sachs Group, Inc.	2,788,067	(23,129)
JPMorgan Chase & Co.	(135,650)	(6,375)
Morgan Stanley	(2,500,966)	17,702
UBS AG	(7,181,906)	12,110
Wells Fargo & Co.	15,307,023	(55,141)

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of October 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.32%	10/18/12	Open	$2,338,584	$2,338,875
Credit Suisse Securities (USA) LLC	0.32%	10/18/12	Open	6,766,238	6,767,080
Total				$9,104,822	$9,105,955

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Financial futures contracts purchased as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
249	2-Year US Treasury Note	Chicago Board of Trade	December 2012	$54,861,703	$(21,570)
14	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	$2,311,313	36,477
Total					$14,907

•	Financial futures contracts sold as of October 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
29	10-Year US Treasury Note	Chicago Board of Trade	December 2012	$3,857,906	$(11,843)
125	5-Year US Treasury Note	Chicago Board of Trade	December 2012	$15,531,250	2,838
Total					$(9,005)

•	Credit default swaps on traded indexes — buy protection outstanding as of October 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Markit ABX.HE.AA Index Series 6-1	0.32%	Barclays Plc	7/25/45	$1,896	$(254,711)
Markit ABX.HE.AAA Index Series 6-2	0.11%	Citigroup Inc.	5/25/46	$3,752	(66,720)
Total					$(321,431)

•	Interest rate swaps outstanding as of October 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.39%[1]	3-month LIBOR	Credit Suisse Group AG	9/14/14	$26,900	$(4,809)
0.38%[2]	3-month LIBOR	Credit Suisse Group AG	10/03/14	$26,900	(4,585)
0.39%[1]	3-month LIBOR	Deutsche Bank AG	10/11/14	$30,110	962
0.36%[1]	3-month LIBOR	Deutsche Bank AG	10/19/14	$30,110	14,269
0.85%[2]	3-month LIBOR	Bank of America Corp.	7/13/17	$2,800	11,979
0.88%[2]	3-month LIBOR	Deutsche Bank AG	8/28/17	$3,500	16,135
1.53%[2]	3-month LIBOR	JPMorgan Chase & Co.	5/15/19	$6,000	147,555
1.15%[1]	3-month LIBOR	JPMorgan Chase & Co.	7/30/19	$6,000	13,594
2.21%[2]	3-month LIBOR	Deutsche Bank AG	12/08/21	$1,200	63,262
3.84%[2]	3-month LIBOR	Credit Suisse Group AG	5/09/22	$2,100	339,287
2.67%[1]	3-month LIBOR	Barclays Plc	11/25/41	$400	(6,846)
2.65%[2]	3-month LIBOR	JPMorgan Chase & Co.	5/16/42	$500	6,530
2.59%[1]	3-month LIBOR	Deutsche Bank AG	5/21/42	$2,140	2,328
2.50%[2]	3-month LIBOR	Bank of America Corp.	6/11/42	$2,140	(40,859)
2.66%[1]	3-month LIBOR	Deutsche Bank AG	9/26/42	$2,800	(37,574)
Total					$521,228

[1]	Portfolio pays a fixed rate and receives floating rate.

[2]	Portfolio pays a floating rate and receives fixed rate.

•	Total return swaps outstanding as of October 31, 2012 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Gross Return on the Markit IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	1-month LIBOR[3]	Credit Suisse Group AG	1/12/40	$1,086	$4,699
Gross Return on the Markit IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	1-month LIBOR[4]	JPMorgan Chase & Co.	1/12/40	$1,086	20,727
Total					$25,426

[3]	Portfolio pays the total return of the reference entity and receives the floating rate.

[4]	Portfolio receives the total return of the reference entity and pays the floating rate.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	15

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$21,155,311	$5,885,484	$27,040,795
Corporate Bonds	—	—	1,507,500	1,507,500
Non-Agency Mortgage-Backed Securities	—	24,846,113	1,272,589	26,118,702
US Government Sponsored Agency Securities	—	470,444,795	—	470,444,795
US Treasury Obligations	—	1,021,396	—	1,021,396
Short-Term Securities	$6,539,539	—	—	6,539,539
Liabilities:
TBA Sale Commitments	—	(254,677,491)	—	(254,677,491)

Total	$6,539,539	$262,790,124	$8,665,573	$277,995,236

	Level 1	Level 2	Level 3	Total

Derivatives Financial Instruments[1]
Assets:
Interest rate contracts	$39,315	$813,235	—	$852,550
Liabilities:
Credit contracts	—	(321,431)	—	(321,431)
Interest rate contracts	(33,413)	(1,177,623)	—	(1,211,036)

Total	$5,902	$(685,819)	—	$(679,917)

[1]   Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash pledged as collateral for financial futures contracts	$73,000	—	—	$73,000
Cash pledged as collateral for swaps	1,033,000	—	—	1,033,000
Liabilities:
Reverse repurchase agreements	—	$(9,105,955)	—	(9,105,955)

Total	$1,106,000	$(9,105,955)	—	$(7,999,955)

There were no transfers between Level 1 and Level 2 during the six months ended October 31, 2012.

Certain of the Portfolio’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total
Assets:
Balance, as of April 30, 2012	$1,205,000	—	—	$1,205,000
Transfers into Level 3[1]	—	—	—	—
Transfers out of Level 3[1]	(1,205,000)	—	—	(1,205,000)
Accrued discounts/premium	—	$(106)	—	(106)
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation/depreciation[2]	23,795	7,156	$2,789	33,740
Purchases	5,861,689	1,500,450	1,272,363	8,634,502
Sales	—	—	(2,563)	(2,563)

Balance, as of October 31, 2012	$5,885,484	$1,507,500	$1,272,589	$8,665,573

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]	The change in unrealized appreciation/depreciation on investments still held as of October 31, 2012 was $33,739.

A reconciliation of Level 3 investments is presented when the Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.4%
Arcos Dorados Holdings, Inc., Class A	39,700	$512,527
Australia — 1.3%
Bank of Queensland, Ltd.	60,000	471,172
Mirvac Group	640,500	999,318
Orocobre, Ltd. (a)	54,573	105,122
Pancontinental Oil & Gas NL (a)	2,022,600	175,353

		1,750,965
Austria — 0.3%
Schoeller-Bleckmann Oilfield Equipment AG	4,100	395,583
Belgium — 0.6%
Ageas	31,200	795,447
Bermuda — 1.0%
Chow Sang Sang Holdings International, Ltd.	256,000	543,537
Hoegh Liquified Natural Gas Holdings Ltd. (a)	103,400	760,836

		1,304,373
Brazil — 0.5%
Santos Brasil Participacoes SA	49,500	711,652
Canada — 6.6%
Africa Oil Corp. (a)	413,000	4,102,088
Cathedral Energy Services Ltd.	105,825	635,745
Diagnocure, Inc. (a)	810,926	336,955
Dollarama, Inc.	9,200	581,154
Dollarama, Inc. (a)(b)	4,600	290,577
Eldorado Gold Corp.	54,500	805,427
Lundin Mining Corp. (a)	145,900	759,629
Painted Pony Petroleum Ltd. (a)	59,487	643,264
Sunshine Oilsands Ltd. (a)(c)	513,831	173,707
Ultra Petroleum Corp. (a)(c)	15,700	358,117

		8,686,663
China — 1.6%
51job, Inc. — ADR (a)(c)	9,100	427,973
Shenzhen Expressway Co., Ltd.	887,600	335,843
Shimao Property Holdings Ltd.	462,500	877,233
Sitoy Group Holdings Ltd. (a)	718,500	415,304

		2,056,353
Denmark — 3.0%
Alk-Abello A/S	4,400	292,806
Bavarian Nordic A/S (a)	30,300	276,395
Pandora A/S (c)	71,900	1,141,643
Topdanmark A/S (a)	5,900	1,196,523
Tryg A/S	12,200	796,579
Vestas Wind Systems A/S (a)(c)	44,800	259,012

		3,962,958
Finland — 0.4%
Ramirent Oyj	62,350	466,616
France — 2.5%
Eurofins Scientific SA	8,300	1,284,816
GameLoft (a)(c)	127,600	874,834
Ingenico	7,200	381,229
Ipsen SA	12,000	309,521
Saft Groupe SA	22,000	489,315

		3,339,715
Germany — 3.2%
Celesio AG	39,800	771,578
GEA Group AG	12,950	405,179
Gerresheimer AG	13,100	650,227
NORMA Group	8,500	234,888
Rheinmetall AG	18,550	886,588
Symrise AG	21,100	758,977
Wincor Nixdorf AG	12,000	535,125

		4,242,562

Common Stocks	Shares	Value

Greece — 0.2%
Alpha Bank AE (a)	139,900	$327,997
Hong Kong — 1.5%
Clear Media Ltd.	446,000	230,192
Daphne International Holdings Ltd.	659,600	792,573
Ming Fai International Holdings Ltd.	1,221,200	110,016
Poly Property Group Co. Ltd. (a)	446,000	269,002
Techtronic Industries Co.	320,700	607,891

		2,009,674
India — 2.0%
Container Corp. of India	19,100	355,643
DEN Networks, Ltd. (a)	36,100	119,174
Divi’s Laboratories, Ltd.	34,900	778,657
DLF, Ltd.	56,200	210,681
Motherson Sumi Systems Ltd.	192,600	557,446
Oriental Bank of Commerce	49,900	287,039
Sintex Industries Ltd.	307,800	367,647

		2,676,287
Indonesia — 0.4%
Tower Bersama Infrastructure Tbk PT (a)	910,300	472,817
Ireland — 0.9%
Ryanair Holdings Plc - ADR (a)	35,800	1,154,550
Israel — 0.6%
SodaStream International Ltd. (a)	20,900	747,175
Italy — 0.3%
Salvatore Ferragamo Italia SpA	20,300	413,431
Japan — 5.8%
Aeon Credit Service Co. Ltd.	63,600	1,351,282
Asics Corp.	37,650	547,158
Credit Saison Co., Ltd.	40,900	898,739
Don Quijote Co., Ltd.	17,200	677,876
Hisaka Works Ltd.	36,400	253,257
Hitachi Capital Corp.	37,400	718,250
Itoham Foods, Inc.	146,400	585,043
NGK Insulators Ltd.	31,000	345,648
Shionogi & Co. Ltd.	50,300	835,076
Tokyu Land Corp.	145,000	814,019
Yakult Honsha Co., Ltd.	13,700	638,241

		7,664,589
Malaysia — 0.4%
AirAsia BHD	486,250	482,617
Netherlands — 0.3%
BinckBank NV	41,600	333,484
Norway — 0.5%
Electromagnetic GeoServices AS (a)	301,011	655,669
Portugal — 0.2%
Banco BPI SA (a)	257,000	286,639
Singapore — 1.8%
Avago Technologies Ltd.	29,500	974,385
Cityspring Infrastructure Trust	2,491,805	909,586
Noble Group Ltd.	476,000	508,238

		2,392,209
South Korea — 0.7%
Kangwon Land, Inc.	41,728	971,193
Spain — 1.2%
Grifols SA (a)	22,194	770,815
Laboratorios Farmaceuticos Rovi SA	118,999	800,508

		1,571,323

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	17

Schedule of Investments (continued)	Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Switzerland — 2.3%
Addex Pharmaceuticals Ltd. (a)	15,700	$178,696
Aryzta AG (a)	25,000	1,248,938
Basilea Pharmaceutica AG (a)	10,100	496,679
Foster Wheeler AG (a)	5,850	130,280
Sulzer AG	6,700	971,546

		3,026,139
Taiwan — 0.4%
D-Link Corp.	1,018,000	571,106
Thailand — 0.3%
Mermaid Maritime PCL (a)	1,499,460	434,064
United Arab Emirates — 1.2%
Polarcus Ltd. (a)(c)	1,481,400	1,535,318
United Kingdom — 8.8%
Aberdeen Asset Management Plc	188,700	989,707
APR Energy Plc (c)	52,300	574,255
Babcock International Group Plc	68,100	1,076,484
Bahamas Petroleum Co. Plc (a)	2,552,020	163,909
BowLeven Plc (a)	368,200	437,110
easyJet Plc	81,312	821,733
Filtrona Plc	33,900	314,057
Halfords Group Plc	90,350	503,893
Inchcape Plc	102,660	667,643
Intermediate Capital Group Plc	176,600	871,665
Intertek Group Plc	24,300	1,107,647
Invensys Plc	200,600	739,659
London Stock Exchange Group Plc	29,500	465,469
Manchester United Plc, Class A (a)	22,238	279,976
Michael Page International Plc	80,900	472,166
Ophir Energy Plc (a)	119,644	1,071,183
Rexam Plc	154,590	1,116,231

		11,672,787
United States — 46.4%
Abercrombie & Fitch Co., Class A	10,449	319,530
Acxiom Corp. (a)	32,184	587,358
Aegerion Pharmaceuticals, Inc. (a)	22,000	494,560
Affymetrix, Inc. (a)	93,600	296,712
AGCO Corp. (a)	6,000	273,060
Albemarle Corp.	19,100	1,052,601
Allete, Inc.	20,300	844,886
Alpha Natural Resources, Inc. (a)	23,200	198,824
American Superconductor Corp. (a)	43,700	156,883
Arris Group, Inc. (a)	47,500	652,650
Aruba Networks, Inc. (a)	24,100	437,897
Atmel Corp. (a)(c)	53,800	250,977
BBCN Bancorp, Inc.	66,500	793,345
Bill Barrett Corp. (a)	24,000	549,840
BioMarin Pharmaceutical, Inc. (a)	8,700	322,248
Bravo Brio Restaurant Group, Inc. (a)	37,200	491,040
Brookdale Senior Living, Inc. (a)	16,900	396,474
Cadence Design Systems, Inc. (a)(c)	46,650	590,589
Celanese Corp., Series A	19,400	737,006
ComScore, Inc. (a)	16,050	227,429
Constant Contact, Inc. (a)	52,074	642,593
Cousins Properties, Inc.	69,800	587,018
Covanta Holding Corp.	37,050	673,569
Cytec Industries, Inc.	16,300	1,121,766
DDR Corp.	69,700	1,070,592
Deckers Outdoor Corp. (a)(c)	6,800	194,684
Discover Financial Services	18,500	758,500
Drew Industries, Inc. (a)	13,800	437,046
DSP Group, Inc. (a)	85,300	469,150
Duke Realty Corp.	18,200	263,536
DuPont Fabros Technology, Inc.	18,319	393,126

Common Stocks	Shares	Value

United States (continued)
Electronic Arts, Inc. (a)	81,600	$1,007,760
Express, Inc. (a)	59,700	664,461
F5 Networks, Inc. (a)	12,100	998,008
Foot Locker, Inc.	23,900	800,650
Forest City Enterprises, Inc., Class A (a)	26,931	432,243
The Fresh Market, Inc. (a)	1,300	73,722
Georgia Gulf Corp.	14,600	516,694
Guess?, Inc.	26,750	662,865
Hancock Holding Co.	16,839	531,944
Hanesbrands, Inc. (a)	10,900	364,823
Hospira, Inc. (a)	15,600	478,764
IAC/InterActiveCorp.	16,500	797,775
IDEX Corp.	25,900	1,101,527
Informatica Corp. (a)(c)	18,700	507,518
IPC The Hospitalist Co., Inc. (a)(c)	3,800	131,062
j2 Global, Inc.	33,700	1,012,348
Kayak Software Corp. (a)	23,600	781,868
Kennametal, Inc.	12,600	446,292
The KEYW Holding Corp. (a)	60,653	736,327
Kindred Healthcare, Inc. (a)	48,000	470,400
Landstar System, Inc.	6,600	334,290
LKQ Corp. (a)	61,200	1,278,468
Manpower, Inc.	22,200	842,268
Mentor Graphics Corp. (a)	19,400	301,088
Merit Medical Systems, Inc. (a)	23,156	334,373
Mistras Group, Inc. (a)	18,000	397,620
Myriad Genetics, Inc. (a)	25,800	675,186
Nordson Corp.	15,900	938,577
NorthWestern Corp.	17,600	630,256
Nuance Communications, Inc. (a)	46,048	1,025,029
NuVasive, Inc. (a)	32,300	465,766
NV Energy, Inc.	37,300	709,073
Oasis Petroleum, Inc. (a)(c)	29,000	851,730
Old National Bancorp	91,300	1,120,251
Omnicare, Inc.	20,700	714,771
Otter Tail Corp.	27,700	668,401
Packaging Corp. of America	16,600	585,482
Pinnacle Financial Partners, Inc. (a)	42,600	832,830
PMC-Sierra, Inc. (a)	153,300	717,444
PNM Resources, Inc.	32,200	713,552
Polycom, Inc. (a)	84,500	846,690
PVH Corp.	7,800	857,922
Regis Corp.	33,281	554,461
ResMed, Inc.	17,800	710,932
Responsys, Inc. (a)(c)	86,200	770,628
Rockwood Holdings, Inc.	2,800	128,520
SciQuest, Inc. (a)	26,900	408,342
Shutterfly, Inc. (a)	11,700	354,042
SM Energy Co.	9,600	517,632
Spirit AeroSystems Holdings, Inc., Class A (a)	57,100	892,473
Steel Dynamics, Inc.	44,400	561,660
Support.com, Inc. (a)	141,650	657,256
Teleflex, Inc.	13,400	910,530
Tenet Healthcare Corp. (a)	19,809	467,492
Terex Corp. (a)	23,800	536,690
Timken Co.	27,500	1,085,975
Trimble Navigation Ltd. (a)	7,100	334,978
UGI Corp.	15,500	500,495
United Therapeutics Corp. (a)	11,169	510,088
Urban Outfitters, Inc. (a)	26,900	961,944
Vera Bradley, Inc. (a)(c)	30,100	897,281
VeriFone Systems, Inc. (a)(c)	21,594	640,046
The Warnaco Group, Inc. (a)	7,350	518,763
WebMD Health Corp. (a)	21,000	313,110
Webster Financial Corp.	31,300	688,600

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Schedule of Investments (continued)	Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

United States (concluded)
Western Alliance Bancorp (a)		110,821	$1,137,024
Whiting Petroleum Corp. (a)		7,200	302,544
Wolverine World Wide, Inc.		11,444	479,160
Wright Medical Group, Inc. (a)		36,600	743,712

			61,227,985
Total Long-Term Investments (Cost — $109,445,791) — 97.6%			128,852,467

Short-Term Securities		Beneficial Interest (000)
Money Market Funds — 6.0%
BlackRock Liquidity Series LLC, Money Market Series, 0.31% (d)(e)(f)	USD	7,944	$7,943,531

Time Deposits		Par (000)
Time Deposits — 2.1%
Canada — 0.0%
Brown Brothers Harriman & Co., 0.21%, 11/01/12	CAD	2	2,365
Europe — 0.0%
Brown Brothers Harriman & Co., (0.02)%, 11/01/12	EUR	1	1,107
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 11/01/12	GBP	1	1,240
United States — 2.1%
Brown Brothers Harriman & Co., 0.10%, 11/01/12	USD	2,767	2,767,232
Total Time Deposits — 2.1%			2,771,944
Total Short-Term Securities (Cost — $10,715,475) — 8.1%			10,715,475
Total Investments (Cost — $120,161,266) — 105.7%			139,567,942
Liabilities in Excess of Other Assets — (5.7)%			(7,495,668)

Net Assets — 100.0%			$132,072,274

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Investments in issuers considered to be an affiliate of the Portfolio during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2012	Net Activity	Beneficial Interest Held at October 31, 2012	Income
BlackRock Liquidity Series, LLC Money Market Series	4,308,771	3,634,760	7,943,531	$49,036

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of July 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,000	USD	3,104	Royal Bank of Scotland Group Plc	11/01/12	$10
EUR	16,000	USD	20,639	Citigroup Inc.	11/01/12	99
USD	20,462	SGD	25,000	Royal Bank of Scotland Group Plc	11/01/12	(34)
EUR	34,000	USD	44,211	Citigroup Inc.	11/02/12	(141)
USD	17,650	AUD	17,000	UBS AG	11/02/12	3
USD	1,999	CAD	2,000	UBS AG	11/02/12	(3)
EUR	12,199	USD	15,820	Citigroup Inc.	11/05/12	(8)
USD	31,157	EUR	24,000	Deutsche Bank AG	1/16/13	25
Total						$(49)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	19

Schedule of Investments (concluded)	Global SmallCap Portfolio

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$512,527	—	—	$512,527
Australia	—	$1,750,965	—	1,750,965
Austria	—	395,583	—	395,583
Belgium	—	795,447	—	795,447
Bermuda	—	1,304,373	—	1,304,373
Brazil	711,652	—	—	711,652
Canada	8,686,663	—	—	8,686,663
China	427,973	1,628,380	—	2,056,353
Denmark	569,201	3,393,757	—	3,962,958
Finland	—	466,616	—	466,616
France	309,521	3,030,194	—	3,339,715
Germany	234,888	4,007,674	—	4,242,562
Greece	—	327,997	—	327,997
Hong Kong	230,192	1,779,482	—	2,009,674
India	557,446	2,118,841	—	2,676,287
Indonesia	—	472,817	—	472,817
Ireland	1,154,550	—	—	1,154,550
Israel	747,175	—	—	747,175
Italy	—	413,431	—	413,431
Japan	—	7,664,589	—	7,664,589
Malaysia	—	482,617	—	482,617
Netherlands	—	333,484	—	333,484
Norway	—	655,669	—	655,669
Portugal	—	286,639	—	286,639
Singapore	974,385	1,417,824	—	2,392,209
South Korea	—	971,193	—	971,193
Spain	800,508	770,815	—	1,571,323
Switzerland	308,976	2,717,163	—	3,026,139
Taiwan	—	571,106	—	571,106
Thailand	—	434,064	—	434,064
United Arab Emirates	—	1,535,318	—	1,535,318
United Kingdom	947,778	10,725,009	—	11,672,787
United States	61,227,985	—	—	61,227,985
Short-Term Securities:
Money Market Funds	—	7,943,531	—	7,943,531
Time Deposits	—	2,771,944	—	2,771,944

Total	$78,401,420	$61,166,522	—	$139,567,942

	Level 1	Level 2	Level 3	Total
Derivatives Financial Instruments:[1]
Assets:
Foreign currency exchange contracts	—	$137	—	$137
Liabilities:
Foreign currency exchange contracts	—	(186)	—	(186)

Total	—	$(49)	—	$(49)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency	$172,228	—	—	$172,228
Liabilities:
Collateral on securities loaned at value	—	$(7,943,531)	—	(7,943,531)

Total	$172,228	$(7,943,531)	—	$(7,771,303)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Portfolio values such securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of April 30, 2012, there were securities with a value of $3,417,047 that were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of October 31, 2012. Therefore, these securities were transferred from Level 2 to Level 1 during the period.

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	Mid Cap Value Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.9%
Alliant Techsystems, Inc.	19,000	$1,088,510
Curtiss-Wright Corp.	17,400	537,138
Spirit AeroSystems Holdings, Inc., Class A (a)	63,100	986,253

		2,611,901
Airlines — 0.8%
Delta Air Lines, Inc. (a)	107,500	1,035,225
Auto Components — 0.7%
Lear Corp.	15,200	647,520
TRW Automotive Holdings Corp. (a)	7,253	337,337

		984,857
Automobiles — 0.4%
Thor Industries, Inc.	14,800	562,844
Biotechnology — 0.7%
United Therapeutics Corp. (a)	21,008	959,435
Building Products — 0.1%
Masco Corp.	10,800	162,972
Capital Markets — 0.5%
Jefferies Group, Inc.	43,900	625,136
Chemicals — 3.2%
Albemarle Corp.	20,200	1,113,222
Cytec Industries, Inc.	14,800	1,018,536
Georgia Gulf Corp.	14,900	527,311
Huntsman Corp.	28,700	431,648
Rockwood Holdings, Inc.	28,400	1,303,560

		4,394,277
Commercial Banks — 4.8%
Associated Banc-Corp.	52,400	675,436
BancorpSouth, Inc.	42,700	604,205
Cullen/Frost Bankers, Inc.	12,000	663,600
East-West Bancorp, Inc.	17,500	372,575
FirstMerit Corp.	57,300	794,178
Hancock Holding Co.	22,800	720,252
Synovus Financial Corp.	358,300	877,835
Trustmark Corp.	27,700	650,119
Webster Financial Corp.	52,800	1,161,600

		6,519,800
Commercial Services & Supplies — 0.7%
ACCO Brands Corp. (a)(b)	133,400	965,816
Communications Equipment — 0.6%
Polycom, Inc. (a)(b)	87,100	872,742
Computers & Peripherals — 1.7%
Diebold, Inc.	29,400	874,650
NCR Corp. (a)	64,202	1,366,219

		2,240,869
Construction & Engineering — 1.1%
Jacobs Engineering Group, Inc. (a)	15,700	605,863
KBR, Inc.	33,600	936,096

		1,541,959
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	6,400	526,784
Consumer Finance — 0.5%
Discover Financial Services	17,100	701,100
Containers & Packaging — 2.5%
Owens-Illinois, Inc. (a)	50,500	984,245
Packaging Corp. of America	38,800	1,368,476
Rock-Tenn Co., Class A	14,600	1,068,574

		3,421,295
Diversified Consumer Services — 0.4%
Regis Corp.	34,152	568,972

Common Stocks	Shares	Value

Electric Utilities — 2.7%
Hawaiian Electric Industries, Inc.	21,700	$561,596
NV Energy, Inc.	98,600	1,874,386
PNM Resources, Inc.	52,300	1,158,968

		3,594,950
Electrical Equipment — 0.6%
AMETEK, Inc.	20,925	743,884
Electronic Equipment, Instruments & Components — 1.8%
Arrow Electronics, Inc. (a)	26,000	915,980
Avnet, Inc. (a)	23,800	681,870
Ingram Micro, Inc., Class A (a)	54,915	834,708

		2,432,558
Energy Equipment & Services — 1.8%
Dresser-Rand Group, Inc. (a)	13,000	669,890
McDermott International, Inc. (a)	56,600	606,186
Patterson-UTI Energy, Inc.	45,000	728,100
Superior Energy Services, Inc. (a)	22,400	455,392

		2,459,568
Food Products — 2.2%
Ingredion, Inc.	12,300	755,958
The J.M. Smucker Co.	7,400	633,736
Smithfield Foods, Inc. (a)	54,700	1,119,709
Tyson Foods, Inc., Class A	27,700	465,637

		2,975,040
Gas Utilities — 1.2%
UGI Corp.	52,100	1,682,309
Health Care Equipment & Supplies — 2.3%
Alere, Inc. (a)	57,757	1,108,934
CareFusion Corp. (a)	75,800	2,013,248

		3,122,182
Health Care Providers & Services — 6.8%
Brookdale Senior Living, Inc. (a)(b)	43,599	1,022,833
Omnicare, Inc.	70,384	2,430,359
Owens & Minor, Inc.	63,341	1,803,318
Tenet Healthcare Corp. (a)	90,675	2,139,930
Universal Health Services, Inc., Class B	43,853	1,815,076

		9,211,516
Hotels, Restaurants & Leisure — 0.8%
Wyndham Worldwide Corp.	21,000	1,058,400
Household Durables — 3.3%
Jarden Corp.	19,000	946,200
Lennar Corp., Class A	32,500	1,217,775
Newell Rubbermaid, Inc.	49,800	1,027,872
NVR, Inc. (a)	1,393	1,258,910

		4,450,757
Household Products — 1.0%
The Clorox Co.	5,900	426,570
Energizer Holdings, Inc.	13,200	963,204

		1,389,774
Insurance — 7.5%
Alleghany Corp. (a)(b)	3,369	1,171,064
American Financial Group, Inc.	21,400	830,320
Arthur J. Gallagher & Co.	19,400	687,536
Everest Re Group Ltd.	14,700	1,632,435
Fidelity National Financial, Inc., Class A	66,100	1,415,201
HCC Insurance Holdings, Inc.	37,500	1,336,500
Kemper Corp.	39,800	1,233,800
Protective Life Corp.	29,142	795,577
W.R. Berkley Corp.	27,400	1,065,586

		10,168,019

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	21

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet Software & Services — 0.0%
Monster Worldwide, Inc. (a)	7,700	$47,894
IT Services — 1.3%
Acxiom Corp. (a)	38,606	704,560
Amdocs Ltd.	24,200	800,294
Convergys Corp.	12,800	215,168

		1,720,022
Leisure Equipment & Products — 1.0%
Mattel, Inc.	37,500	1,379,250
Machinery — 5.6%
AGCO Corp. (a)	24,000	1,092,240
Dover Corp.	20,600	1,199,332
IDEX Corp.	20,800	884,624
Kennametal, Inc.	13,900	492,338
Navistar International Corp. (a)	18,500	346,875
Parker Hannifin Corp.	13,800	1,085,508
SPX Corp.	18,100	1,241,479
Timken Co.	31,100	1,228,139

		7,570,535
Metals & Mining — 1.0%
Carpenter Technology Corp.	16,900	821,509
Cliffs Natural Resources, Inc.	13,000	471,510

		1,293,019
Multi-Utilities — 1.6%
Alliant Energy Corp.	3,100	138,570
MDU Resources Group, Inc.	49,800	1,082,154
OGE Energy Corp.	15,300	880,974

		2,101,698
Multiline Retail — 0.6%
Dollar Tree, Inc. (a)	12,800	510,336
J.C. Penney Co., Inc. (a)	14,900	357,749

		868,085
Oil, Gas & Consumable Fuels — 8.2%
Africa Oil Corp. (a)	163,636	1,625,301
Arch Coal, Inc.	63,600	506,256
Bill Barrett Corp. (a)	24,400	559,004
Cabot Oil & Gas Corp.	24,800	1,165,104
Energen Corp.	12,700	592,455
HollyFrontier Corp.	29,086	1,123,592
Oasis Petroleum, Inc. (a)	51,274	1,505,917
SM Energy Co.	35,300	1,903,376
Ultra Petroleum Corp. (a)(b)	33,100	755,011
Whiting Petroleum Corp. (a)	33,900	1,424,478

		11,160,494
Paper & Forest Products — 0.5%
MeadWestvaco Corp.	22,700	673,963
Pharmaceuticals — 2.0%
Endo Health Solutions, Inc. (a)	36,237	1,038,553
Hospira, Inc. (a)(b)	54,377	1,668,830

		2,707,383
Professional Services — 0.4%
Manpower, Inc.	14,500	550,130
Real Estate Investment Trusts (REITs) — 3.8%
BioMed Realty Trust, Inc. (b)	45,681	873,421
CommonWealth REIT	41,451	568,293
Corporate Office Properties Trust (b)	51,400	1,282,430
DuPont Fabros Technology, Inc. (b)	80,175	1,720,556
Omega Healthcare Investors, Inc.	29,276	671,591

		5,116,291

Common Stocks	Shares	Value

Real Estate Management & Development — 2.0%
CBRE Group, Inc., Class A (a)	35,656	$642,521
Forest City Enterprises, Inc., Class A (a)	129,303	2,075,313

		2,717,834
Road & Rail — 0.7%
Con-way, Inc.	31,500	916,965
Semiconductors & Semiconductor Equipment — 2.1%
Atmel Corp. (a)(b)	70,700	329,815
Fairchild Semiconductor International, Inc. (a)	73,800	867,888
Microchip Technology, Inc.	8,500	266,475
ON Semiconductor Corp. (a)	150,300	924,345
RF Micro Devices, Inc. (a)	115,800	510,678

		2,899,201
Software — 4.5%
Check Point Software Technologies Ltd. (a)	23,200	1,033,096
Compuware Corp. (a)	142,600	1,234,916
Electronic Arts, Inc. (a)	76,000	938,600
Parametric Technology Corp. (a)	41,700	841,506
Synopsys, Inc. (a)	27,500	885,500
Take-Two Interactive Software, Inc. (a)	99,200	1,106,080

		6,039,698
Specialty Retail — 4.9%
Abercrombie & Fitch Co., Class A	14,623	447,172
American Eagle Outfitters, Inc.	39,737	829,311
Ascena Retail Group, Inc. (a)	46,300	916,740
Chico’s FAS, Inc.	68,000	1,264,800
Dick’s Sporting Goods, Inc.	14,700	735,000
Foot Locker, Inc.	19,400	649,900
Guess?, Inc.	25,700	636,846
Limited Brands, Inc.	19,400	929,066
Signet Jewelers Ltd.	5,700	295,032

		6,703,867
Textiles, Apparel & Luxury Goods — 2.8%
Hanesbrands, Inc. (a)	43,200	1,445,904
PVH Corp.	13,100	1,440,869
The Warnaco Group, Inc. (a)	4,700	331,726
Wolverine World Wide, Inc.	13,538	566,836

		3,785,335
Thrifts & Mortgage Finance — 2.5%
First Niagara Financial Group, Inc.	92,600	766,728
New York Community Bancorp, Inc.	130,300	1,805,958
Washington Federal, Inc.	47,800	802,084

		3,374,770
Total Long-Term Investments (Cost — $115,143,321) — 98.5%		133,611,375

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 4.8%
BlackRock Liquidity Series LLC, Money Market Series, 0.31% (c)(d)(e)	6,510	6,509,945

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value

Time Deposits — 1.1%
Brown Brothers Harriman & Co., 0.10%, 11/01/12	1,509	$1,509,386
Total Short-Term Securities (Cost — $8,019,331) — 5.9%		8,019,331
Total Investments (Cost — $123,162,652) — 104.4%		141,630,706
Liabilities in Excess of Other Assets — (4.4)%		(5,922,886)

Net Assets — 100.0%		$135,707,820

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Portfolio during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2012	Net Activity	Beneficial Interest Held at October 31, 2012	Income
BlackRock Liquidity Series, LLC Money Market Series	4,496,641	2,013,304	6,509,945	$4,136

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$133,611,375	—	—	$133,611,375
Short-Term Securities:
Money Market Funds	—	$6,509,945		6,509,945
Time Deposits	—	1,509,386	—	1,509,386

Total	$133,611,375	$8,019,331	—	$141,630,706

[1]	See above Schedule of Investments for values in each industry.

Certain of the Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency	$ 677	—	—	$ 677
Liabilities:
Collateral on securities loaned at value	—	$(6,509,945)	—	(6,509,945)

Total	$ 677	$(6,509,945)	—	$(6,509,268)

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	23

Statements of Assets and Liabilities

October 31, 2012 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$532,844,635	$131,624,411	$135,120,761
Investments at value — affiliated[3]	—	7,943,531	6,509,945
Cash	6,856	—	—
Cash pledged as collateral for financial futures contracts	73,000	—	—
Cash pledged as collateral for swaps	1,033,000	—	—
Foreign currency at value[4]	—	172,228	677
TBA sale commitments receivable	254,590,938	—	—
Investments sold receivable	59,689,239	884,334	751,457
Swaps receivable	2,873,858	—	—
Capital shares sold receivable	2,010,260	9,297	65,909
Interest receivable	832,166	—	—
Unrealized appreciation on swaps	641,327	—	—
Dividends receivable	—	83,131	54,164
Receivable from the manager	—	56,759	21,037
Securities lending income receivable — affiliated	—	10,539	1,035
Unrealized appreciation on foreign currency exchange contracts	—	137	—
Prepaid expenses	1,110	1,000	900

Total assets	854,596,389	140,785,367	142,525,885

Liabilities
Collateral on securities loaned at value	—	7,943,531	6,509,945
Investments purchased payable	373,581,691	610,588	219,294
TBA sale commitments at value[5]	254,677,491	—	—
Reverse repurchase agreements	9,104,822	—	—
Options written at value[6]	1,082,950	—	—
Unrealized depreciation on swaps	416,104	—	—
Capital shares redeemed payable	152,479	59,189	63,072
Income dividends payable	360,016	—	—
Swaps payable	105,587	—	—
Investment advisory fees payable	82,095	—	—
Variation margin payable	15,580	—	—
Officer’s and Trustees’ fees payable	5,137	3,409	4,975
Service and distribution fees payable	5,930	—	—
Other affiliates payable	1,202	1,013	1,031
Interest expense payable	1,133	—	—
Unrealized depreciation on foreign currency exchange contracts	—	186	—
Other liabilities	23,614	—	—
Other accrued expenses payable	41,259	95,177	19,748

Total liabilities	639,657,090	8,713,093	6,818,065

Net Assets	$214,939,299	$132,072,274	$135,707,820

[1] Investments at cost — unaffiliated	$528,996,213	$112,217,735	$116,652,707
[2] Securities loaned at value	—	$7,441,191	$6,465,758
[3] Investments at cost — affiliated	—	$7,943,531	$6,509,945
[4] Foreign currency at cost	—	$169,777	$688
[5] Proceeds from TBA sale commitments	$254,590,938	—	—
[6] Premiums received	$808,977	—	—

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Statements of Assets and Liabilities (concluded)

October 31, 2012 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital[7]	$207,495,803	$124,360,800	$127,785,088
Undistributed (distributions in excess of) net investment income	(137,893)	(2,285,342)	1,088,840
Accumulated net realized gain (loss)	3,862,368	(9,409,420)	(11,634,151)
Net unrealized appreciation/depreciation	3,719,021	19,406,236	18,468,043

Net Assets	$214,939,299	$132,072,274	$135,707,820

Net asset value per share	—	$12.31	$11.87

[7] Shares outstanding, unlimited shares authorized, $0.01 par value per share	—	10,731,344	11,428,056

Net Asset Value
Institutional:
Net assets	$192,381,799	—	—

Shares outstanding, unlimited shares authorized, $0.01 par value per share	18,316,817	—	—

Net asset value per share	$10.50	—	—

Investor A:
Net assets	$18,724,217	—	—

Shares outstanding, unlimited shares authorized, $0.01 par value per share	1,785,993	—	—

Net asset value per share	$10.48	—	—

Investor C
Net assets	$3,833,283	—	—

Shares outstanding, unlimited shares authorized, $0.01 par value per share	365,538	—	—

Net asset value per share	$10.49	—	—

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	25

Statements of Operations

Six Months Ended October 31, 2012 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest	$3,751,094	$88	—
Dividends	—	973,019	$1,084,710
Securities lending — affiliated	—	49,036	4,136
Foreign taxes withheld	—	(32,182)	—

Total income	3,751,094	989,961	1,088,846

Expenses
Investment advisory	426,653	559,844	439,709
Service — Investor A	11,100	—	—
Service and distribution — Investor C	10,499	—	—
Transfer agent	—	22,974	22,786
Transfer agent — Institutional	8,339	—	—
Transfer agent — Investor A	1,691	—	—
Transfer agent — Investor C	384	—	—
Professional	60,579	40,991	37,603
Custodian	15,714	48,740	11,128
Registration	21,396	11,198	10,924
Accounting services	18,657	9,798	9,338
Officer and Trustees	10,455	8,517	10,386
Printing	8,871	7,869	7,775
Miscellaneous	10,545	5,965	5,511

Total expenses excluding interest expense	604,883	715,896	555,160
Interest expense	16,312	—	—

Total expenses	621,195	715,896	555,160
Less fees waived and reimbursed by Manager	(91)	(715,896)	(555,160)

Total expenses after fees waived and reimbursed	621,104	—	—

Net investment income	3,129,990	989,961	1,088,846

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,467,440	808,091	3,780,469
Financial futures contracts	(440,279)	—	—
Foreign currency transactions	—	13,689	371
Options written	120,657	—	—
Borrowed bonds	(113)	—	—
Swaps	143,247	—	—

	2,290,952	821,780	3,780,840

Net change in unrealized appreciation/depreciation on:
Investments	1,124,706	(2,530,833)	(7,084,864)
Financial futures contracts	24,555	—	—
Foreign currency translations	—	(2,976)	(11)
Options written	(81,480)	—	—
Swaps	92,160	—	—

	1,159,941	(2,533,809)	(7,084,875)

Total realized and unrealized gain (loss)	3,450,893	(1,712,029)	(3,304,035)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,580,883	$(722,068)	$(2,215,189)

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income	$3,129,990	$6,072,502	$989,961	$1,915,904
Net realized gain	2,290,952	3,990,379	821,780	3,519,212
Net change in unrealized appreciation/depreciation	1,159,941	935,813	(2,533,809)	(15,551,824)

Net increase in net assets resulting from operations	6,580,883	10,998,694	(722,068)	(10,116,708)

Dividends and Distributions to Shareholders From[1]
Net investment income	—	—	(3,044,972)	(2,993,869)
Net investment income:
Institutional	(2,998,338)	(6,130,806)	—	—
Investor A	(136,578)	(41,321)	—	—
Investor C	(24,470)	(9,644)	—	—
Net realized gain:
Institutional	—	(4,928,010)	—	—
Investor A	—	(57,834)	—	—
Investor C	—	(14,162)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(3,159,386)	(11,181,777)	(3,044,972)	(2,993,869)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	58,959,731	11,321,523	(804,070)	2,702,878

Net Assets
Total increase in net assets	62,381,228	11,138,440	(4,571,110)	(10,407,699)
Beginning of period	152,558,071	141,419,631	136,643,384	147,051,083

End of period	$214,939,299	$152,558,071	$132,072,274	$136,643,384

Distributions in excess of net investment income	$(137,893)	$(108,497)	$(2,285,342)	$(230,331)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	27

Statements of Changes in Net Assets (concluded)

	Mid Cap Value Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income	$1,088,846	$1,870,507
Net realized gain	3,780,840	11,191,541
Net change in unrealized appreciation/depreciation	(7,084,875)	(12,968,632)

Net increase (decrease) in net assets resulting from operations	(2,215,189)	93,416

Dividends to Shareholders From[1]
Net investment income	(270,503)	(2,180,012)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(558,475)	(749,680)

Net Assets
Total decrease in net assets	(3,044,167)	(2,836,276)
Beginning of period	138,751,987	141,588,263

End of period	$135,707,820	$138,751,987

Undistributed net investment income	$1,088,840	$270,497

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional[1]
	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$10.31		$10.35	$10.39	$9.64	$9.88	$9.90

Net investment income[2]	0.18		0.41	0.42	0.53	0.56	0.56
Net realized and unrealized gain (loss)	0.19		0.33	0.52	0.93	(0.26)	(0.02)

Net increase from investment operations	0.37		0.74	0.94	1.46	0.30	0.54

Dividends and distributions from:[12]
Net investment income	(0.18)		(0.42)	(0.39)	(0.54)	(0.54)	(0.56)
Net realized gain	—		(0.36)	(0.59)	(0.17)	—	—

Total dividends and distributions	(0.18)		(0.78)	(0.98)	(0.71)	(0.54)	(0.56)

Net asset value, end of period	$10.50		$10.31	$10.35	$10.39	$9.64	$9.88

Total Investment Return[3]
Based on net asset value	3.63%	[4]	7.46%	9.41%	15.52%	3.26%	5.63%

Ratios to Average Net Assets
Total expenses	0.64%	[5]	0.69%	0.72%	0.71%	0.83%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	0.64%	[5]	0.69%	0.32%	0.01%	0.19%	0.39%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.63%	[5]	0.67%	0.31%	0.00%	0.00%	0.00%

Net investment income	3.40%	[5]	4.00%	3.98%	5.18%	5.82%	5.64%

Supplemental Data
Net assets, end of period (000)	$192,382		$149,024	$141,401	$129,514	$109,769	$142,254

Portfolio turnover	1,871%	[6]	2,842% [7]	1,651% [8]	1,371% [9]	1,642% [10]	2,804% [11]

[1]

On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,268%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,876%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 916%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 517%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 444%.

[11]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 686%.

[12]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	29

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor A1					Investor C1
	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30, 2012	Period December 6, 2010[2] to April 30, 2011		Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30, 2012	Period December 6, 2010[2] to April 30, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.29		$10.33	$10.85		$10.29		$10.33	$10.85

Net investment income[3]	0.16		0.40	0.15		0.12		0.30	0.12
Net realized and unrealized gain	0.20		0.31	0.01		0.21		0.33	0.06

Net increase from investment operations	0.36		0.71	0.16		0.33		0.63	0.18

Dividends and distributions from:[11]
Net investment income	(0.17)		(0.39)	(0.09)		(0.13)		(0.31)	(0.11)
Net realized gain	—		(0.36)	(0.59)		—		(0.36)	(0.59)

Total dividends and distributions	(0.17)		(0.75)	(0.68)		(0.13)		(0.67)	(0.70)

Net asset value, end of period	$10.48		$10.29	$10.33		$10.49		$10.29	$10.33

Total Investment Return[4]
Based on net asset value	3.48%	[5]	7.11%	1.84%	[5]	3.19%	[5]	6.36%	1.54%	[5]

Ratios to Average Net Assets
Total expenses	0.92%	[6]	0.94%	1.29%	[6]	1.66%	[6]	1.71%	2.03%	[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.92%	[6]	0.94%	1.29%	[6]	1.66%	[6]	1.70%	2.03%	[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%	[6]	0.92%	1.29%	[6]	1.65%	[6]	1.68%	2.03%	[6]

Net investment income	3.06%	[6]	4.18%	3.72%	[6]	2.29%	[6]	3.27%	3.01%	[6]

Supplemental Data
Net assets, end of period (000)	$18,724		$2,525	$10		$3,833		$1,008	$10

Portfolio turnover	1,871%	[7]	2,842% [8]	1,651%	[9,10]	1,871%	[7]	2,842% [8]	1,651%	[9,10]

[1]

On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,268%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,876%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 916%.

[10]	Portfolio turnover is representative of the Portfolio for the entire year.

[11]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Financial Highlights	Global SmallCap Portfolio

	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30,
		2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$12.66	$13.93	$11.53	$8.28	$ 12.38	$13.36

Net investment income[1]	0.09	0.18	0.19	0.14	0.17	0.19
Net realized and unrealized gain (loss)	(0.16)	(1.17)	2.47	3.36	(3.93)	0.26

Net increase (decrease) from investment operations	(0.07)	(0.99)	2.66	3.50	(3.76)	0.45

Dividends and distributions from:[5]
Net investment income	(0.28)	(0.28)	(0.26)	(0.25)	(0.10)	(0.34)
Net realized gain	—	—	—	—	(0.24)	(1.09)

Total dividends and distribution	(0.28)	(0.28)	(0.26)	(0.25)	(0.34)	(1.43)

Net asset value, end of period	$12.31	$12.66	$13.93	$11.53	$ 8.28	$12.38

Total Investment Return[2]
Based on net asset value	(0.46)%[3]	(7.03)%	23.69%	42.81%	(31.22)%	2.85%

Ratios to Average Net Assets
Total expenses	1.08% [4]	1.14%	1.10%	1.16%	1.26%	1.22%

Total expense after fees waived and reimbursed	0.00% [4]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.50% [4]	1.47%	1.67%	1.41%	1.79%	1.48%

Supplemental Data
Net assets, end of period (000)	$132,072	$136,643	$147,051	$127,418	$109,239	$164,383

Portfolio turnover	38%	79%	81%	81%	120%	110%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	31

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$12.11		$12.33	$10.06	$6.78	$ 9.97	$11.95

Net investment income[1]	0.09		0.16	0.19	0.15	0.15	0.13
Net realized and unrealized gain (loss)	(0.31)		(0.19)	2.27	3.26	(3.17)	(0.80)

Net increase (decrease) from investment operations	(0.22)		(0.03)	2.46	3.41	(3.02)	(0.67)

Dividends and distributions from:[5]
Net investment income	(0.02)		(0.19)	(0.19)	(0.13)	(0.17)	(0.12)
Net realized gain	—		—	—	—	—	(1.19)

Total dividends and distributions	(0.02)		(0.19)	(0.19)	(0.13)	(0.17)	(1.31)

Net asset value, end of period	$11.87		$12.11	$12.33	$10.06	$ 6.78	$9.97

Total Investment Return[2]
Based on net asset value	(1.78)%	[3]	(0.10)%	24.81%	50.68%	(30.28)%	(6.54)%

Ratios to Average Net Assets
Total expenses	0.82%	[4]	0.82%	0.82%	0.86%	0.86%	0.85%

Total expenses after fees waived and reimbursed	0.00%	[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.61%	[4]	1.43%	1.84%	1.78%	1.86%	1.22%

Supplemental Data
Net assets, end of period (000)	$135,708		$138,752	$141,588	$124,072	$105,399	$160,316

Portfolio turnover	24%		64%	64%	81%	179%	148%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

Managed Account Series (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the “Portfolios” or individually, the “Portfolio”) are each a series of the Fund. The Portfolios are classified as diversified funds. Each Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates. BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: US GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced

(“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	33

Notes to Financial Statements (continued)

investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions.

Generally, when the US dollar rises in value against a foreign currency, the Portfolios’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

A Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These

34	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Notes to Financial Statements (continued)

multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Certain Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolios’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Portfolios may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Portfolios’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction the Portfolios sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Portfolios receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolios and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Portfolio on an accrual basis. The Portfolios will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolios. If the interest expense exceeds the income earned, the Portfolios’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Portfolios continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	35

Notes to Financial Statements (continued)

competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolios’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by each Portfolio are recorded on the ex-dividend dates. For BlackRock U.S. Mortgage Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Portfolio’s taxable income and net capital gains, but not in excess of a Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolios earn dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended October 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios’ US federal tax returns remains open for each of the four years ended April 30, 2012. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is

36	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Notes to Financial Statements (continued)

effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Portfolios and other shared expenses pro rated to the Portfolios are allocated daily to each class based on their relative net assets or other appropriate methods.

The Portfolios have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolios bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolios may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Portfolio and each of its respective counterparties. An ISDA Master Agreement allows each Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized, contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolios manage counterparty risk by entering into agree-

ments only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolios’ net assets decline by a stated percentage or the Portfolios fail to meet the terms of their ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Portfolios and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolios are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	37

Notes to Financial Statements (continued)

option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolios write a call option, such option is “covered,” meaning that the Portfolios hold the underlying instrument subject to being called by the option counterparty. When the Portfolios write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Portfolios bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolios purchasing or selling a security at a price different from the current market value.

Swaps: Certain Portfolios enter into swap agreements, in which the Portfolios and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Portfolios typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Portfolios’ exposure to the credit risk of the counterparty. These payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Portfolios will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Portfolios will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the

38	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Notes to Financial Statements (continued)

transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolios will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Portfolios enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of October 31, 2012
	Asset Derivatives
		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]	$852,550	—
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$137
Total		$852,550	$137

	Liability Derivatives
		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Investments at value — unaffiliated	$(1,211,036)	—
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$(186)
Credit contracts	Unrealized depreciation on swaps; Swaps premiums paid	(321,431)	—
Total		$(1,532,467)	$(186)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2012
	Net Realized Gain (Loss) From
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Interest rate contracts:
Financial futures contracts	$(440,279)	—	—
Swaps	116,363	—	—
Options[3]	(39,018)	—	—
Foreign currency exchange contracts:	—	—	—
Foreign currency transactions	—	$60,017	$2,392
Credit contracts:	—	—	—
Swaps	26,884	—	—
Total	$(336,050)	$60,017	$2,392

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$24,555	—
Swaps	415,766	—
Options[3]	(356,881)	—
Foreign currency exchange contracts:	—	—
Foreign currency translations	—	$(1,698)
Credit contracts:	—	—
Swaps	(323,606)	—
Total	$(240,166)	$(1,698)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Financial future contracts:
Average number of contracts purchased	132	—	—
Average number of contracts sold	187	—	—
Average notional value of contracts purchased	$28,672,758	—	—
Average notional value of contracts sold	$26,598,603	—	—
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	—	2	1	[1]
Average number of contracts-US dollars sold	—	4	1	[1]
Average US dollar amounts purchased	—	$36,483	$2,042	[1]
Average US dollar amounts sold	—	$136,815	$47,676	[1]
Options:
Average number of option contracts purchased	44	—	—
Average number of option contracts written	44	—	—
Average notional value of option contracts purchased	$110,000	—	—
Average notional value of option contracts written	$110,000	—	—

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	39

Notes to Financial Statements (continued)

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Average number of swaption contracts purchased	4	—	—
Average number of swaption contracts written	11	—	—
Average notional value of swaption contracts purchased	$16,125,000	—	—
Average notional value of swaption contracts written	$38,950,000	—	—
Credit default swaps:
Average number of contracts — buy protection	2	—	—
Average notional value — buy protection	$3,770,078	—	—
Interest rate swaps:
Average number of contracts — pays fixed rate	5	—	—
Average number of contracts — receives fixed rate	7	—	—
Average notional value — pays fixed rate	$53,500,000	—	—
Average notional value — receives fixed rate	$29,940,000	—	—
Total return swaps:
Average number of contracts	2	—	—
Average notional value	$1,858,237	—	—

[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund, on behalf of each Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, each Portfolio paid the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
First $1 Billion	0.46%	0.85%	0.65%
$1 — $3 Billion	0.43%	0.80%	0.61%
$3 — $5 Billion	0.41%	0.77%	0.59%
$5 — $10 Billion	0.40%	0.74%	0.57%
Greater than $10 Billion	0.39%	0.72%	0.55%

The Manager contractually agreed to waive and/or reimburse fees or expenses of BlackRock U.S. Mortgage Portfolio, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2013 unless approved by the Board, including a majority of the Independent Trustees. The expense limitations as a percentage of average daily net assets are as follows:

Investor A	0.93%
Investor C	1.68%

The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses. This agreement has no fixed term. Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Portfolios is an investment option for certain “wrap-fee” or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Portfolio which are included in fees waived and reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Investment Advisory Fee Waived
Global SmallCap Portfolio	$559,844
Mid Cap Value Opportunities Portfolio	$439,709

In addition, for the six months ended October 31, 2012, the Manager reimbursed each Portfolio’s operating expenses as follows, which are included in fees waived and reimbursed by Manager in the Statements of Operations:

Reimbursement From Manager
Global SmallCap Portfolio	$156,052
Mid Cap Value Opportunities Portfolio	$115,451

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees BlackRock U.S. Mortgage Portfolio paid to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statements of Operations.

The Manager, with respect to BlackRock U.S. Mortgage Portfolio, entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”) and, with respect to Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”). BFM and BIM are affiliates of the Manager. The Manager pays the sub-advisors, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

For the six months ended October 31, 2012, each Portfolio reimbursed the Manager for certain accounting services, which is included in

40	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Notes to Financial Statements (continued)

accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$654
Global SmallCap Portfolio	$554
Mid Cap Value Opportunities Portfolio	$554

The Fund, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Institutional	—	—
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended October 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $3,712.

For the six months ended October 31, 2012, affiliates of BlackRock U.S. Mortgage Portfolio received CDSCs as follows:

Investor C	$92

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Portfolios retain 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Portfolios are shown as securities lending — affiliated in the Statements of Operations. For the six months ended

October 31, 2012, BIM received securities lending agent fees related to securities lending activities as follows:

Global SmallCap Portfolio..	$26,224
Mid Cap Value Opportunities Portfolio	$2,227

Certain officers and/or Trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended October 31, 2012, were as follows:

	Purchases	Sales
BlackRock U.S. Mortgage Portfolio	$4,380,002,040	$4,306,485,449
Global SmallCap Portfolio	$47,698,729	$49,378,751
Mid Cap Value Opportunities Portfolio	$32,806,364	$31,401,248

Purchases and sales of US government securities for BlackRock U.S. Mortgage Portfolio for the six months ended October 31, 2012 were $20,021,109 and $29,965,190, respectively.

For the six months ended October 31, 2012, purchases and sales of mortgage dollar rolls for BlackRock U.S. Mortgage Portfolio were $1,397,136,408 and $1,398,519,243, respectively.

Transactions in options written for BlackRock U.S. Mortgage Portfolio for the six months ended October 31, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$3,200	$170,760
Options written	—	29,300	226,302
Options closed	—	(14,650)	(113,151)
Options expired	—	—	—

Outstanding options, end of period	—	$17,850	$283,911

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	88	$24,000	$415,448
Options written	—	29,300	367,751
Options closed	—	(27,650)	(231,975)
Options expired	(88)	—	(26,158)

Outstanding options, end of period	—	$25,650	$525,066

5. Income Tax Information:

As of April 30, 2012, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
2018	$7,451,983	$14,392,138

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	41

Notes to Financial Statements (continued)

As of October 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$529,012,075	$124,576,094	$124,185,505

Gross unrealized appreciation	$5,108,024	$27,343,306	$24,537,105
Gross unrealized depreciation	(1,275,464)	(12,351,458)	(7,091,904)

Net unrealized appreciation (depreciation)	$3,832,560	$14,991,848	$17,445,201

6. Borrowings:

The Fund, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective

Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2011. The Portfolios did not borrow under the credit agreement during the six months ended October 31, 2012.

For the six months ended October 31, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements transactions for BlackRock U.S. Mortgage Portfolio were $11,354,071 and 0.28%, respectively.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

Global SmallCap Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of October 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of Global SmallCap Portfolio’s investments.

As of October 31, 2012, the Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of October 31, 2012, the Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	8%
Machinery	6%
Textiles, Apparel & Luxury Goods	5%
Commercial Banks	5%
Other[1]	76%

[1]	All other industries held were each less than 5% of long-term investments.

42	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended October 31, 2012		Year Ended April 30, 2012
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,509,001	$46,868,394	4,962,160	$50,866,854
Shares issued in reinvestment of dividends and distributions	70,709	738,212	90,851	923,062
Shares redeemed	(718,648)	(7,473,485)	(4,259,787)	(43,977,943)

Net increase	3,861,062	$40,133,121	793,224	$7,811,973

Investor A
Shares sold	1,775,179	$18,492,435	247,209	$2,540,780
Shares issued in reinvestment of dividends and distributions	13,027	135,855	9,739	98,096
Shares redeemed	(247,606)	(2,589,698)	(12,477)	(126,428)

Net increase	1,540,600	$16,038,592	244,471	$2,512,448

Investor C
Shares sold	267,029	$2,782,282	95,948	$986,331
Shares issued in reinvestment of dividends and distributions	2,151	22,439	1,860	18,717
Shares redeemed	(1,595)	(16,703)	(777)	(7,946)

Net increase	267,585	$2,788,018	97,031	$997,102

Total Net Increase	5,669,247	58,959,731	1,134,726	$11,321,523

Global SmallCap Portfolio
Shares sold	850,319	$10,301,310	2,343,299	$28,119,577
Shares redeemed	(911,571)	(11,105,380)	(2,103,951)	(25,416,699)

Net increase	(61,252)	$(804,070)	239,348	$2,702,878

Mid Cap Value Opportunities Portfolio
Shares sold	965,413	$11,121,827	2,212,112	$24,763,827
Shares redeemed	(993,644)	(11,680,302)	(2,240,694)	(25,513,507)

Net decrease	(28,231)	$(558,475)	(28,582)	$(749,680)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (each, a “Fund,” and collectively, the “Funds”), each a series of Managed Account Series (the “Trust”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock Financial Management, Inc. (collectively, the “Sub-Advisors”), with respect to each Fund, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements (with respect to BlackRock U.S. Mortgage Portfolio) to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid

44	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

by each Fund to BlackRock; (f) sales and redemption data regarding the Fund shares of the U.S. Mortgage Portfolio; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance,

BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Global SmallCap Portfolio ranked in the second, fourth and first quartiles against its Lipper Performance Universe, on a gross of fee basis, for the one-, three- and five-year periods reported, respectively.

The Board noted that the Mid Cap Value Opportunities Portfolio ranked in the first quartile against its Lipper Performance Universe, on a gross of fee basis, for each of the one-, three- and five-year periods reported.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the BlackRock U.S. Mortgage Portfolio ranked in the fourth, first and first quartiles against its Lipper Performance Universe, on a gross of fee basis, for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the BlackRock U.S. Mortgage Portfolio’s underperformance during the one-year period and will monitor closely the BlackRock U.S. Mortgage Portfolio’s performance in the coming year.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the BlackRock U.S. Mortgage Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the BlackRock U.S. Mortgage Portfolio. The Board reviewed BlackRock’s profitability with respect to the BlackRock U.S. Mortgage Portfolio and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider each of these Funds’ advisory fee ratio as compared to its Peers, but instead emphasized that shares of the Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

The Board noted that the BlackRock U.S. Mortgage Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the BlackRock U.S. Mortgage Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the BlackRock U.S. Mortgage Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the BlackRock U.S. Mortgage Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the BlackRock U.S. Mortgage Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the

46	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the

Trust, on behalf of each Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	47

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary1

[1]	Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Fund and Benjamin Archibald became Secretary of the Fund.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.2

New York, NY 10055

BlackRock Investment Management, LLC3

Princeton, NJ 08540

Custodian

State Street Bank and Trust Company2

Boston, MA 02110

Brown Brothers Harriman & Co.3

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

[2]	For U.S. Mortgage Portfolio.

[3]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

48	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that a Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how a Portfolio voted proxies relating to securities held in the Portfolios’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	MANAGED ACCOUNT SERIES	OCTOBER 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2012	51

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Shares of each Portfolio, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

#MAS-10/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: January 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: January 3, 2013

3